                                                                   EXHIBIT 10.20






                             WLL INTERNATIONAL, INC.


                            SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT

                                TABLE OF CONTENTS

1. Agreement To Sell And Purchase........................................3

    1.1 Authorization of Shares .........................................3

    1.2 Sale and Purchase ...............................................3

2. Closing, Delivery And Payment.........................................3

    2.1 Initial Closing .................................................3

    2.2 Subsequent Closings .............................................4

    2.3 Certificates; Payment ...........................................4

3. Representations And Warranties Of The Company.........................4

    3.1 Organization, Good Standing and Qualification ...................4

    3.2 Capitalization ..................................................5

    3.3 Authorization; Binding Obligations ..............................5

    3.4 Consents and Approvals ..........................................5

    3.5 No Violations ...................................................5

    3.6 Compliance with Laws ............................................6

    3.7 Proprietary Rights ..............................................6

    3.8 Actions Pending .................................................6

    3.9 Material Contracts ..............................................6

    3.10 Investments in United States Real Property Interests ...........6

    3.11 Unrelated Business Taxable Income ..............................7

4. Representations And Warranties Of The Purchasers......................7

    4.1 Requisite Power and Authority ...................................7

    4.2 Investment Representations ......................................7

        (1) Purchaser Bears Economic Risk ...............................7

        (2) Acquisition for Own Account .................................8


        (3) Purchaser Can Protect Its Interest ...........................8

        (4) Accredited Investor ..........................................8

        (5) Company Information ..........................................8

        (6) Rule 144 .....................................................8

5. Conditions Precedent To Purchasers' Obligations........................8

6. Miscellaneous..........................................................9

    6.1 Governing Law ....................................................9

    6.2 Survival .........................................................9

    6.3 Successors and Assigns ...........................................9

    6.4 Entire Agreement .................................................9

    6.5 Specific Enforcement .............................................9

    6.6 Severability .....................................................9

    6.7 Notices .........................................................10

    6.8 Counterparts ....................................................10

    6.9 Broker's Fees ...................................................10

    6.10 Future Financings ..............................................10

                             WLL INTERNATIONAL, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (this "Agreement") is entered into as of January 26, 1999, by and among WLL INTERNATIONAL, INC., a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "Purchasers" and individually a "Purchaser").

         WHEREAS, The parties hereto executed the Irrevocable Equity Contribution Agreement, dated as of December 7, 1998 (the "Irrevocable Equity Agreement"), pursuant to which the Purchasers agreed to subscribe for certain Shares (as defined below) in the event that Bidco was awarded the License (each as defined in the Irrevocable Equity Agreement); and

         WHEREAS, Bidco has been awarded the License;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE

         1.1 Authorization of Shares. On or prior to the Initial Closing (as defined in Section 2.1 below), the Company shall have authorized the sale and issuance to the Purchasers of shares of its Series A Preferred Stock (the "Shares") having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of the Company, attached hereto as Exhibit B (the "Certificate").

         1.2 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser severally and not jointly agrees to purchase from the Company, the aggregate number of Shares set forth opposite such Purchaser's name on Exhibit A (the "Purchaser Share Limit"), at a purchase price of Three Dollars ($3.00) per Share, at such time or times as determined by the Company pursuant to Section 2 below.

2.       CLOSING, DELIVERY AND PAYMENT

         2.1 Initial Closing. The initial closing of the sale and purchase of the Shares under this Agreement (the "Initial Closing") shall take place at 9:00 a.m. on January 26, 1999, at the offices of Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, CO 80202 or at such other time or place as the Company and the Purchasers may mutually agree (such date is hereinafter referred to as the "Initial Closing Date"). The total number of Shares to be purchased by all Purchasers in the Initial Closing shall be 2,333,334, and each Purchaser shall purchase such Purchaser's pro rata share of this number of Shares; provided, however that Crescendo III, L.P.'s pro rata share of the Initial Closing shall be purchased by Crescendo World Fund, LLC and Eagle Ventures WF, LLC as follows: Crescendo World Fund, LLC shall purchase a total of 742,234 Shares in the Initial Closing; Eagle Ventures WF, LLC shall purchase a total of 35,544 Shares in the Initial Closing; and Crescendo III, L.P. shall purchase a total of 0 Shares in the Initial Closing.

         2.2 Subsequent Closings. At any time after the Initial Closing until December 1, 2000, the Company may request each Purchaser to purchase additional Shares, subject to the Purchaser Share Limit, on the same terms and conditions as in the Initial Closing (each such closing is hereinafter referred to as a "Subsequent Closing," and together with the Initial Closing, a "Closing"). The Company shall give written notice to each Purchaser setting forth the number of additional Shares to be purchased by such Purchaser in such Subsequent Closing (which number shall represent such Purchaser's pro rata share of the total number of Shares to be purchased by all Purchasers in such Subsequent Closing). Notwithstanding the foregoing, Crescendo III, L.P. shall be entitled, in its sole discretion, to purchase any or all of Crescendo World Fund, LLC's and/or Eagle Ventures WF, LLC's pro rata share of the total number of Shares to be purchased by all Purchasers in such Subsequent Closing, by giving written notice of such intent to the Company and all other Purchasers no later than the fifth business day following the delivery of the Company's notice to the Purchasers. Each Subsequent Closing shall be held at such place as may be mutually agreeable to the Company and the Purchasers, on the tenth business day following the delivery of the Company's notice to the Purchasers, or on such other date as may be mutually agreeable to the Company and the Purchasers (each such date, a "Subsequent Closing Date," and together with the Initial Closing Date, a "Closing Date"). If the Purchasers have not purchased all of the Shares set forth on Exhibit A by December 1, 2000, the Company shall sell, and the Purchasers shall purchase, all of the remaining Shares in a Subsequent Closing on that date.

         2.3 Certificates; Payment. At each Closing, subject to the terms and conditions hereof, the Company shall deliver to the Purchasers certificates representing the number of Shares to be purchased at each such Closing by each Purchaser, against payment of the purchase price therefor by certified check or wire transfer of immediately available funds.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each Purchaser as of the date hereof, as follows:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the

State of Delaware. The Company and each of its subsidiaries has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Investors Agreement attached hereto as Exhibit C (the "Investors Agreement"), to issue and sell the Shares and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares") and to carry out the other provisions of this Agreement and the Investors Agreement.

         3.2 Capitalization. The authorized capital stock of the Company, immediately prior to the Initial Closing Date, shall consist of (i) Forty Million (40,000,000) shares of Common Stock, Three Million Two Hundred Fifty Five Thousand (3,355,000) shares of which are issued and outstanding, and (ii) Twenty Million (20,000,000) shares of Preferred Stock, Ten Million (10,000,000) of which are designated Series A Preferred Stock, and no shares of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Immediately prior to the Initial Closing Date, there will be no outstanding options, warrants or other rights to purchase from the Company any of its securities. The Company has reserved 3,000,000 shares of its Common Stock for issuance pursuant to its 1998 Stock Option Plan.

         3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and under the Investors Agreement, and for the authorization, sale, issuance and delivery of the Shares, has been taken or shall be taken prior to the Closing. When issued in compliance with the provisions of this Agreement and paid for by the Purchasers, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, when issued upon conversion of the Series A Preferred Stock, will be validly issued, fully paid and nonassessable. This Agreement and the Investors Agreement have been duly executed by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms.

         3.4 Consents and Approvals. No filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company or any subsidiary in connection with the consummation of the transactions contemplated hereby.

         3.5 No Violations. The execution and delivery of this Agreement and the Investors Agreement and the performance by the Company of its obligations hereunder and thereunder (i) do not and will not conflict with or violate any provision of the certificate of incorporation or bylaws of the Company or any subsidiary and (ii) do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any encumbrance upon the capital stock or assets of the Company or any subsidiary pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company or any subsidiary is subject or by which any of its assets are bound except for such consents which have been obtained by the Company or such subsidiary, as the case may be.

         3.6 Compliance with Laws. The Company's and its subsidiaries' business has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, financial condition or prospects of the Company or such subsidiary, as the case may be.

         3.7 Proprietary Rights. The Company or any subsidiary has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company aware of any basis for the foregoing.

         3.8 Actions Pending. There is no action, suit or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company or any subsidiary or any of its respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal.

         3.9 Material Contracts. Except for the Equity Subscription Agreement dated as of June 30, 1998 among the Company and the other parties thereto, as amended, the Irrevocable Equity Agreement, and the Memorandum of Understanding dated as of December 8, 1998 between the Company and the other parties thereto, as of the date of this Agreement, the Company is not a party to (and is not otherwise bound by) any of the following: (i) any employment or consulting contract, (ii) any agreement providing for the issuance or repurchase of any securities of the Company, (iii) any agreement in respect of registration rights, preemptive rights, rights of first refusal, voting rights or other rights of security holders, (iv) any agreement evidencing or providing for any indebtedness for borrowed money, or (v) any other agreement that could reasonably be deemed material to the Company.

         3.10 Investments in United States Real Property Interests. The Company's capital stock does not, and the Company shall use its reasonable commercial effects to ensure that its capital stock will not, constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). The preceding representation is based on a determination by the Company that the Company is not and has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) ("USRPHC") during the five (5) year period preceding the date of this letter. From time to time, upon the request of any Purchaser, the Company shall make a determination as to its status as a USRPHC. If at any time in the future the Company should become a United States real property holding corporation, the Company shall, as promptly as possible, notify each Purchaser of such change in status.

         3.11 Unrelated Business Taxable Income. The Company shall use its reasonable commercial efforts to ensure that any gross income derived by the Purchasers from the Company shall be in the form of dividends, interest, capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded pursuant to Code Sections 512(b)(2) and 512(b)(3), respectively, in calculating unrelated business taxable income and only such dividends, interest, capital gains and losses, and rents and royalties that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser severally and not jointly hereby represents and warrants to the Company, as of the date hereof, as follows:

         4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Initial Closing.

         4.2 Investment Representations. Such Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement.

                  (1) Purchaser Bears Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

                  (2) Acquisition for Own Account. Such Purchaser is acquiring the Shares and the Conversion Shares for own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

                  (3) Purchaser Can Protect Its Interest. Such Purchaser represents that, by reason of its or of its management's business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated by the Agreement.

                  (4) Accredited Investor. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (5) Company Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Such Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (6) Rule 144. Such Purchaser acknowledges and agrees that the Shares and the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

5.       CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

         The obligation of each Purchaser to purchase and pay for the Shares to be delivered to it at any Closing shall be subject to the satisfaction of the following conditions as of each Closing Date:

                           (A) the representations and warranties of the Company
contained in this Agreement shall be true and correct on and as of such Closing Date;

                           (B) with respect to the Initial Closing only,
concurrent with the Initial Closing, the Company, the Purchasers and the existing management stockholders of the Company shall have entered into the Investors Agreement in the form attached hereto as Exhibit C; and

                           (C) with respect to the Initial Closing only, each
Purchaser shall have received from Holland & Hart LLP, counsel for the Company, an opinion in substantially the form attached hereto as Exhibit D, dated the date of the Initial Closing.

6.       MISCELLANEOUS

         6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.4 Entire Agreement; Amendment and Waiver. This Agreement, the Exhibits and the other documents expressly delivered pursuant hereto, including the Investors Agreement, supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto, including, without limitation, the Irrevocable Equity Agreement, relating to the matters contemplated hereby and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of a majority of the Shares held by the Purchasers, and any such amendment, waiver, discharge or termination shall be binding on all Purchasers.

         6.5 Specific Enforcement. Any Purchaser shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for its breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

         6.6 Severability. Unless otherwise expressly provided herein, a Purchaser's rights hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 6400 South Fiddlers Green Circle, Suite 710, Englewood, CO 80111, Attention:
President, with a copy to Holland & Hart LLP, 555 17th Street, Suite 3200, Denver, CO 80202, Attention: Michael S. Quinn, and to a Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         6.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

         6.9 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.9 being untrue.

         6.10 Future Financings. Nothing contained in this Agreement or any Purchaser's prior dealings with the Company shall be deemed to constitute a commitment on the part of any Purchaser to participate in any future financings by the Company.

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.

                                   COMPANY:

                                   WLL INTERNATIONAL, INC.

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   PURCHASERS:

                                   TELECOM PARTNERS II, L.P.
                                        BY: TELECOM MANAGEMENT II, L.L.C.
                                        ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   CENTENNIAL FUND V, L.P.
                                        BY: CENTENNIAL HOLDINGS V, L.P.
                                        ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------



                                   CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                        BY: CENTENNIAL HOLDINGS V, L.P.
                                        ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   CENTENNIAL HOLDINGS I, LLC
                                        BY: CENTENNIAL HOLDINGS, INC.
                                        ITS: SOLE MANAGER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   CRESCENDO WORLD FUND, LLC
                                        BY: CRESCENDO VENTURES WORLD FUND, LLC
                                        ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   CRESCENDO III, L.P.
                                        BY: CRESCENDO VENTURES III, LLC
                                        ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   EAGLE VENTURES WF, LLC

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



                                                                              AGGREGATE
                                                          NUMBER OF            PURCHASE
NAME AND ADDRESS                                           SHARES               PRICE
Telecom Partners II, L.P.                                 3,666,667          $ 11,000,001
6400 S. Fiddlers Green Circle
Suite 720
Englewood, CO 80111
Phone: 303-874-1100
Fax: 303-874-1110

Centennial Fund V, L.P.                                   2,797,800          $  8,393,400
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Centennial Entrepreneurs Fund V, L.P.                        86,820          $    260,460
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Centennial Holdings I, LLC                                  115,380          $    346,140
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Crescendo World Fund, L.L.C.                                742,234          $  2,226,702
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

                                                                         AGGREGATE
                                                     NUMBER OF            PURCHASE
NAME AND ADDRESS                                      SHARES               PRICE
Crescendo III, L.P.                                  2,555,555          $  7,666,665
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

Eagle Ventures WF, LLC                                  35,544          $    106,632
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

TOTAL                                               10,000,000          $ 30,000,000
                                                  ------------          ------------

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT B

                       FORM OF CERTIFICATE OF DESIGNATION

                          CERTIFICATE OF DESIGNATION OF
          POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND
                                  RESTRICTIONS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                             WLL INTERNATIONAL, INC.


         WLL International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY
CERTIFY:

         That pursuant to authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on January 6, 1999, has duly adopted the following resolution relating to this Certificate of Designation for the Series A Preferred Stock of the Corporation (the "Certificate of Designation"):

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation, the Board of Directors of the Corporation hereby designates and creates a total of 10,000,000 shares of Series A Preferred Stock from the authorized but unissued Preferred Stock of the Corporation, and the Board of Directors of the Corporation hereby fixes the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such Series A Preferred Stock as follows:

1.       DIVIDEND RIGHTS.

         (a) DECLARED DIVIDENDS. Holders of Series A Preferred, in preference to the holders of Common Stock and any other stock of the Corporation that is not by its terms expressly senior in right of payment to the Series A Preferred (collectively, "Junior Stock"), shall be entitled to receive dividends, when and as declared by the Board of Directors, but only out of funds that are legally available therefor. In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Series A Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Preferred had all of the outstanding Series A Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         (b) PREFERENCE. So long as any Series A Preferred remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series A Preferred (the "Required Holders"), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Stock, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Stock. The provisions of this Section 1(b) shall not, however, apply to (i) the acquisition of shares of any Junior Stock in exchange for shares of any other Junior Stock, (ii) the payment of cash dividends on the Common Stock to the extent that equivalent dividends are paid on the Series A Preferred as provided above, or (iii) any repurchase of any Reserved Employee Stock from former employees, directors or consultants in connection with termination of employment or service as a director or consultant that is approved by the Corporation's Board of Directors.

2.       VOTING RIGHTS.

         (a) GENERALLY. Except as otherwise provided herein or as required by law, the Series A Preferred shall vote with the shares of the Common Stock of the Corporation (and not as a separate class) at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series A Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series A Preferred are convertible (pursuant to Section 5 below) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

         (b) CLASS VOTE REQUIREMENT. Without the affirmative vote of the Required Holders, the Corporation shall not (i) create, issue or authorize the issuance of any additional Series A Preferred or create or authorize any new class or series of the Company's capital stock, (ii) amend the Corporation's Certificate of Incorporation or bylaws, (iii) engage in any merger, consolidation, recapitalization, liquidation or sale or purchase of substantial assets outside the ordinary course of business, (iv) engage in any business other than the business of the Corporation, described in the Company's most recent annual business plan approved by the Board of Directors of the Corporation and activities incidental thereto, (v) increase the amount of Reserved Employee Stock, or (vi) engage in any transaction with an affiliate of the Corporation that is not approved by a majority of the Corporation's disinterested directors.

3.       LIQUIDATION RIGHTS.

         (a) LIQUIDATION VALUE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Stock, the holders of Series A Preferred shall be entitled to be paid out of the assets of the Corporation an amount with respect to each share of Series A Preferred equal to the sum of (i) the Original Series A Issue Price plus (ii) all declared but unpaid dividends thereon (the "Series A Liquidation Value"). The "Original Series A Issue Price" shall be Three Dollars ($3.00), as appropriately adjusted for any future stock splits, stock combinations, stock dividends or similar transactions affecting the Series A Preferred.

         (b) PARTICIPATION. After the payment of the full liquidation preference of the Series A Preferred as set forth in Section 3(a) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed to the holders of Junior Stock entitled to a preference over the Common Stock and, thereafter, to the holders of Common Stock. The holders of Series A Preferred shall be entitled to participate in distributions to holders of the Common Stock such that, giving effect to all distributions pursuant to
Section 3(a), the holders of Series A Preferred receive aggregate distributions equal to the greater of Series A Liquidation Value or the amounts that such holders would have received if the Series A Preferred Stock had been converted into Common Stock immediately prior to such liquidation, dissolution or winding up of the Corporation.

         (c) LIQUIDATION EVENTS. At the option of the Required Holders, the following events shall be considered a liquidation for purposes of Section 3(a).

             (i) any merger, consolidation, business combination, reorganization or recapitalization of the Corporation in which the Corporation is not the surviving entity or in which the stockholders of the Corporation immediately prior to such transaction own capital stock representing less than fifty percent (50%) of the Corporation's voting power immediately after such transaction, or any transaction or series of related transactions in which capital stock representing in excess of fifty percent (50%) of the Corporation's voting power is transferred (an "Acquisition"); or

             (ii) a sale, lease or other disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").

         (d) PROPORTIONATE PAYMENTS. If, upon any liquidation, dissolution or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series A Preferred, then such assets shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

4.       REDEMPTION RIGHTS.

         (a) SCHEDULED REDEMPTIONS. The Corporation shall redeem thirty three and one-third percent (33 1/3%) of the then-outstanding shares of Series A Preferred on the sixth anniversary of the first date of issuance of any shares of Series A Preferred (such initial issuance date, the "Original Series A Issue Date"), shall redeem fifty percent

(50%) of the then-outstanding shares of Series A Preferred on the seventh anniversary of the Original Series A Issue Date and shall redeem all remaining shares of Series A Preferred on the eighth anniversary of the Original Series A Issue Date (such redemption dates, the "Scheduled Redemption Dates"), at a price per share equal to the Series A Liquidation Value.

         (b) REDEMPTION PAYMENTS. For each share of Series A Preferred which is to be redeemed hereunder, the Corporation shall be obligated on the Scheduled Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such share) an amount in cash equal to the Series A Liquidation Value. If the funds of the Corporation legally available for redemption of Series A Preferred on any Scheduled Redemption Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of shares pro rata among the holders of Series A Preferred to be redeemed based upon the aggregate Series A Liquidation Value of such shares held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred, such funds shall immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Scheduled Redemption Date but which it has not redeemed.

         (c) NOTICE OF REDEMPTION. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of Series A Preferred to each record holder thereof not more than 60 nor less than 30 days prior to the Scheduled Redemption Date. The holders of Series A Preferred to be redeemed shall in any event have the right to convert any or all of their shares into Common Stock at any time prior to the close of business on the Scheduled Redemption Date. In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed shares.

         (d) DETERMINATION OF THE NUMBER OF SHARES TO BE REDEEMED. The number of shares of Series A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the number of shares determined by multiplying the total number of shares of Series A Preferred to be redeemed by a fraction, the numerator of which shall be the total number of shares of Series A Preferred then held by such holder and the denominator of which shall be the total number of shares of Series A Preferred then outstanding.

         (e) OTHER REDEMPTIONS OR ACQUISITIONS. The Corporation shall not, nor shall it permit any Subsidiary to, redeem or otherwise acquire any shares of Series A Preferred, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred on the basis of the number of shares owned by each such holder.

5.       CONVERSION RIGHTS.

         The holders of the Series A Preferred shall have the following rights with respect to the conversion of the Series A Preferred into shares of Common
Stock:

         (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section 5, any shares of Series A Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Conversion Rate" then in effect (determined as provided in Section 5(b)) by the number of shares of Series A Preferred being converted.

         (b) SERIES CONVERSION RATE. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Conversion Rate") shall be the quotient obtained by dividing the Series A Liquidation Value by the "Series A Conversion Price" calculated as provided in Section 5(c).

         (c) CONVERSION PRICE. The conversion price for the Series A Preferred (the "Series A Conversion Price") shall initially be the Original Series A Issue Price (i.e., $3.00). Such initial Series A Conversion Price shall be adjusted from time to time in accordance with this Section 5. If and whenever on or after the Original Series A Issue Date the Corporation issues or sells, or in accordance with this Section 5(c) is deemed to have issued or sold, any shares of its Common Stock (other than pursuant to a Permitted Issuance) for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale the Series A Conversion Price shall be reduced to the amount determined by dividing (a) the sum of (1) the product derived by multiplying the Series A Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received or deemed to have been received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. All references to the Series A Conversion Price herein shall mean the Series A Conversion Price as so adjusted. For purposes of determining the adjusted Series A Conversion Price, the following shall be applicable:

             (i) ISSUANCE OF RIGHTS OR OPTIONS. Except for Permitted Issuances, if the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Series A Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (1) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Series A Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

             (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (1) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Series A Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Series A Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Series A Conversion Price shall be made by reason of such issue or sale.

             (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Series A Conversion Price in effect at the time of such change shall be immediately adjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

             (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Series A Conversion Price then in effect hereunder shall be adjusted immediately to the Series A Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

             (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the Required Holders. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the Required Holders. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

             (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

             (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

         (d) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Series A Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Original Series A Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Series A Conversion Price in effect immediately before the combination shall be propor-tionately increased. Any adjustment under this Section 5(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (e) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Series A Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a divided or other distribution payable in additional shares of Common Stock, in each such event the Series A Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction
(1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this Section 5(e) to reflect the actual payment of such dividend or distribution.

         (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Series A Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Corporation which they would have received had their Series A Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

         (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Series A Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassifica-tion or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof.

         (h) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the Original Series A Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred shall thereafter be entitled to receive upon conversion of the Series A Preferred the number of shares of stock or other securities or property of the Corporation to which a holder of the maximum number of shares of Common Stock deliverable upon conversion would have been entitled in connection with such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Series A Conversion Price then in effect and the number of shares of Common Stock issuable upon conversion of the Series A Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

         (i) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Series A Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the consideration received or deemed to be received by the Corporation for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the Series A Conversion Price at the time in effect, (3) the number of additional shares of Common Stock issued or sold or deemed to have been issued or sold, and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred.

         (j) NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(c)) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, any Asset Transfer (as defined in Section 3(c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed for determining the holders of record of Common Stock (or other securities) that shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

         (k) AUTOMATIC CONVERSION. Each share of Series A Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Conversion Price, immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which (i) the per share price to the public is at least $15.00 per share (as adjusted for stock splits, recapitalizations and the like), and (ii) the gross cash proceeds to the Corporation (prior to expenses and underwriting commissions) are at least $10,000,000. Upon such automatic conversion, all declared but unpaid dividends, if any, shall be paid in accordance with Section 5(1).

         (l) MECHANICS OF CONVERSION.

             (i) OPTIONAL CONVERSION. Each holder of Series A Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Preferred being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared but unpaid dividends on the shares of Series A Preferred being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Series A Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

             (ii) AUTOMATIC CONVERSION. Upon the occurrence of the event specified in Section 5(k) above, the outstanding shares of Series A Preferred shall be converted into Common Stock automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon surrender by any holder of the certificates formerly representing shares of Series A Preferred at the office of the Corporation or any transfer agent for the Series A Preferred, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation shall promptly pay in cash or, at the option of the Corporation, Common Stock (at the Common Stock's fair market value determined by the Board as of the date of such conversion) or, at the option of the Corporation, a combination of both, all declared but unpaid dividends on the shares of Series A Preferred being converted. Until surrendered as provided above, each certificate formerly representing shares of Series A Preferred shall be deemed for all corporate purposes to represent the number of shares of Common Stock resulting from such automatic conversion.

         (m) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determination whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board) on the date of conversion.

6.       CERTAIN DEFINITIONS.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Corporation.

         "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus (a) the number of shares of Common Stock which would be issued upon exercise of all of the Corporation's outstanding Options and (b) the number of shares of Common Stock which would be issued upon conversion or exchange of all of the Corporation's outstanding Convertible Securities (including Convertible Securities issuable upon exercise of Options).

         "CONVERTIBLE SECURITIES" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

         "INVESTORS AGREEMENT" means the Investors Agreement executed on the Original Series A Issue Date, by and among the Corporation, the purchasers of Series A Preferred and certain other stockholders of the Corporation, as such agreement may from time to time be amended in accordance with its terms.

         "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         "PERMITTED ISSUANCE" means any issuance of Reserved Employee Stock.

         "RESERVED EMPLOYEE STOCK" means up to 3,000,000 shares of Common Stock issuable to employees, directors or consultants of the Corporation and its Subsidiaries pursuant to the WLL International, Inc. 1998 Stock Option Plan.

         "SUBSIDIARY" means any corporation of which the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

7.       AMENDMENT AND WAIVER.

         No amendment, modification or waiver of any of the terms or provisions of the Series A Preferred shall be binding or effective without the prior written consent of the Required Holders and no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the Required Holders; provided, however, that no such action shall adversely alter or change any of the rights, preferences, or privileges of the Series A Preferred without the prior written consent of the holders of at least 75% of the Series A Preferred then outstanding. Any amendment, modification or waiver of any of the terms or provisions of the Series A Preferred by the Required Holders (or such higher vote of holders of Series A Preferred as may be required), whether prospective or retroactively effective, shall be binding upon all holders of Series A Preferred.

8.       GENERAL PROVISIONS.

         (a) REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office a register for the registration of the Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggre-gate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

         (b) REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided, however, that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         (c) RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Preferred, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (d) NOTICES. Any notice required by the provisions of this Certificate of Designation shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to stockholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         (e) PAYMENT OF TAXES. The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

         (f) NO DILUTION OR IMPAIRMENT. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

         (g) NO REISSUANCE OF SERIES A PREFERRED. No share or shares of Series A Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed and executed in its corporate name by David J. Leonard, its President, and attested to by Mark D. Adolph, its Secretary, and its Corporate Seal to be affixed on this 26th day of January, 1999.


                                       WLL INTERNATIONAL, INC.



                                       By:
                                          ----------------------------
                                            Name:  David J. Leonard
                                            Title:  President

Attest:



------------------------------
Name:   Mark D. Adolph
Title:  Secretary

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT C

                           FORM OF INVESTORS AGREEMENT

                            WLL INTERNATIONAL, INC.



                              INVESTORS AGREEMENT

                                JANUARY 26, 1999

                               TABLE OF CONTENTS



                                                                                                                 PAGE
                                                                                                                 ----

Article I  Certain Definitions....................................................................................1


Article II Registration Rights....................................................................................3

     2.1 Demand Registrations.....................................................................................3
     2.2 Piggyback Registrations..................................................................................5
     2.3 Expenses of Registration.................................................................................5
     2.4 Registration Procedures..................................................................................6
     2.5 Indemnification..........................................................................................7
     2.6 Other Obligations........................................................................................9
     2.7 Termination of Registration Rights......................................................................10

Article III  Restrictions On Transfer Of Management Stock........................................................10

     3.1 Rights of First Refusal.................................................................................10
     3.2 Exempt Transactions.....................................................................................11

Article IV  Covenants Of The Company.............................................................................11

     4.1 Basic Financial Information.............................................................................11
     4.2 Additional Information Rights...........................................................................12
     4.3 Prompt Payment of Taxes, Etc............................................................................12
     4.4 Maintenance of Properties and Leases....................................................................13
     4.5 Insurance...............................................................................................13
     4.6 Accounts and Records....................................................................................13
     4.7 Independent Accountants.................................................................................13
     4.8 Compliance with Laws....................................................................................13
     4.9 Maintenance of Corporate Existence, Etc.................................................................14
     4.10 Limited Preemptive Rights..............................................................................14

Article V  Corporate Governance..................................................................................15

     5.1 Board of Directors......................................................................................15
     5.2 Meetings of the Board...................................................................................16
     5.3 Committees..............................................................................................16
     5.4 Reimbursement of Expenses...............................................................................16
     5.5 Certain Approvals.......................................................................................16

Article VI  Miscellaneous........................................................................................17

     6.1 Governing Law...........................................................................................17
     6.2 Successors and Assigns..................................................................................17
     6.3 Entire Agreement; Amendment and Waiver..................................................................17
     6.4 Specific Enforcement....................................................................................17
     6.5 Severability............................................................................................17
     6.6 Notices, Etc............................................................................................18
     6.7 Counterparts; Facsimile.................................................................................18
     6.8 Delays or Omissions.....................................................................................18

     6.9  Compliance With Purchase Agreement.....................................................................18
     6.10 Termination............................................................................................18

                              INVESTORS AGREEMENT

         Investors Agreement (this "Agreement") dated as of January 26, 1999, by and among (i) WLL International, Inc. a Delaware corporation (the "Company"), (ii) the holders of the Company's Series A Preferred Stock identified as the "Investors" on the signature pages hereto (the "Investors"), and (iii) the other holders of the Company's stock, including Management Holders (as defined below), identified as "Other Holders" on the signature pages hereto (the "Other Holders"). The Investors and the Other Holders are referred to collectively as the "Stockholders."

         The Investors and the Company are parties to a Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). The Investors' obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Stockholders and the Company.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "CLOSING" shall mean the date of the initial sale of shares of the Company's Series A Preferred Stock pursuant to the Purchase Agreement.

         1.2 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.3 "COMMON STOCK" shall mean the Company's Common Stock, $.01 par value per share.

         1.4 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         1.5 "INITIATING HOLDERS" shall mean holders of Registrable Securities representing not less than thirty-three percent (33%) of the then-outstanding Registrable Securities.

         1.6 "INVESTOR STOCK" shall mean (i) shares of Common Stock owned by the Investors or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock) warrants, options or other securities of the Company owned by the

Investors or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii)above.

         1.7 "MANAGEMENT HOLDERS" shall mean members of the Company's management that hold Shares and are parties to this Agreement or have agreed to be bound by the provisions of this Agreement. As of the date hereof, the Management Holders are David J. Leonard and Gregory P. Sadler.

         1.8 "MANAGEMENT STOCK" shall mean (i) shares of Common Stock owned by the Management Holders or any Permitted Transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options or other securities of the Company owned by the Management Holders; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

         1.9 "OTHER STOCK" shall mean (i) shares of Common Stock owned by the Other Holders (including, without limitation, shares of Management Stock held by any Management Holder or any Permitted Transferee thereof); (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options or other securities of the Company owned by the Other Holders (including, without limitation, any Management Holder); and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

         1.10 "PERMITTED TRANSFEREE" shall mean with respect to a Management Holder, a member of such Management Holder's immediate family, a trust established for the benefit of members of such Management Holder's immediate family, or a transferee of such Other Holder by will or the laws of intestate succession.

         1.11 "QUALIFIED PUBLIC OFFERING" shall mean an underwritten public offering of Common Stock resulting in proceeds to the Company of not less than $30,000,000 (prior to expenses and underwriting commissions) and at an offering price per share of at least $15.00 per share (as adjusted for stock splits, recapitalizations and the like).

         1.12 "REGISTRABLE SECURITIES" shall mean the Investor Stock and the Other Stock; provided, however, that Registrable Securities shall not include any shares of Investor Stock or Other Stock that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

         1.13 The terms "REGISTERS," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         1.14 "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

         1.15 "RESERVED EMPLOYEE STOCK" shall mean the 3,000,000 shares reserved pursuant to the WLL International, Inc. 1998 Stock Option Plan.

         1.16 "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         1.17 "SECURITIES ACT" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         1.18 "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         1.19 "SERIES A PREFERRED STOCK" shall mean the Company's Series A Preferred Stock, $.01 par value per share.

         1.20 "STOCK" shall mean Investor Stock and Other Stock.

         1.21 "SUBSIDIARY" means any subsidiary of the Company over which the Company exercises control. For purposes of this definition, "control" shall mean the direct or indirect ownership by the Company of at least 50.1% of the voting securities of such subsidiary.

                                   ARTICLE II
                              REGISTRATION RIGHTS

         2.1 DEMAND REGISTRATIONS.

                  (a) REQUEST FOR REGISTRATION. At any time or times after the third anniversary of the Closing or at any time following the effective date of the first registration statement filed by the Company under the Securities Act in respect of its Common Stock, the Initiating Holders may require that the Company effect a registration under the Securities Act four times utilizing a registration on Form S-1 or any similar form (a "Long Form Registration") and as many times as requested by the Initiating Holders utilizing a Form S-3 or any similar form, if available (a "Short-Form Registration") (each a "Demand Registration"). Upon receipt of written notice of such demand, the Company shall promptly give written notice of the proposed registration to all other holders of Registrable Securities and shall include in such registration all

Registrable Securities specified in such demand, together with all Registrable Securities of any other holder of Registrable Securities joining in such demand as are specified in a written request received by the Company within twenty
(20) days after delivery of the Company's notice.

                  (b) DEFERRAL OF DEMAND REGISTRATION. The Company shall file a registration statement with respect to each Demand Registration requested pursuant to Section 2.1(a) as soon as practicable after receipt of the demand of the Initiating Holders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a proposed primary registration of securities by the Company or any other material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided further, however, that (i) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the demand of the Initiating Holders, (ii) the Company shall not exercise its right to defer a Demand Registration more than once, and (iii) if the Company undertakes a primary registration following an exercise of its deferral right, the holders of Registrable Securities shall have "piggyback" rights under Section 2.2 hereof with respect to not less than one-third (1/3) of the number of shares of Common Stock to be sold in such offering.

                  (c) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering, they shall so advise the Company as a part of their demand made pursuant to Section 2.1 and the Company shall include such information in its written notice to holders of Registrable Securities. The Initiating Holders shall have the right to select investment banker(s) of a recognized national reputation to administer the offering, subject to the approval of the Company's Board of Directors, such approval not to be unreasonably withheld or delayed. The right of any holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof, and the Company and such holders shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (d) PRIORITIES. The holders of Registrable Securities shall have absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. If other securities are included in any Demand Registration that is an underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, the Company shall include in such registration all Registrable Securities requested to be included therein prior to the inclusion of any other securities. If the number of Registrable Securities requested to be included in such registration exceeds the amount of securities which in the opinion of such underwriter can be sold without adversely affecting the marketability of such offering, such Registrable Securities shall be included pro rata among the holders thereof based on the percentage of the outstanding Common Stock held by each such Stockholder (assuming the conversion of the Series A Preferred Stock and the exercise of all options, warrants and similar rights held by such Stockholder).

         2.2 PIGGYBACK REGISTRATIONS.

                  (a) REQUEST FOR INCLUSION. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company shall promptly give each holder of Registrable Securities written notice thereof and, subject to Section 2.2(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of holders of Registrable Securities received within twenty (20) days after delivery of the Company's written notice to such holders.

                  (b) UNDERWRITING. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to
Section 2.2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (c) PRIORITIES. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, except as provided in
Section 2.1(b), any securities to be sold by the Company in such offering shall have priority over any Registrable Securities, and the number of shares to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Common Stock held by such Stockholder (assuming the conversion of the Series A Preferred Stock and the exercise of all options, warrants and similar rights held by such Stockholder) and all other holders exercising similar registration rights.

         2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with up to two Long-Form Registrations and all Short-Form and Piggyback

Registrations shall be borne by the Company; provided, however, that no registration shall count as one of the Company-paid Long Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included. All Selling Expenses relating to Registrable Securities included in any Demand Registration or Piggyback Registration shall be borne by the holders of such securities pro rata on the basis of the number of shares sold by them.

         2.4 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Article II, the Company shall keep each holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company shall use its best efforts to:

                  (a) cause such registration to be declared effective by the Commission and, in the case of a Demand Registration, keep such registration effective for a period of one hundred eighty (180) days or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) obtain appropriate qualifications of the securities covered by such registration statement under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

                  (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request;

                  (e) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing and, at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (f) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (i) in connection with any underwritten Demand Registration, the Company shall enter into an underwriting agreement reasonably satisfactory to the Initiating Holders containing customary underwriting provisions, including indemnification and contribution provisions.

         2.5 INDEMNIFICATION.

                  (a) The Company shall indemnify each holder of Registrable Securities, each of such holders' officers, directors, partners, agents, employees and representatives, and each person controlling such holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article II, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of

Registrable Securities and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company.

                  (b) Each holder of Registrable Securities included in any registration effected pursuant to this Article II shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other such holder of Registrable Securities and each of their officers, directors and partners, agents, employees and representatives, and each person controlling such holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case, to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such holder of Registrable Securities; provided, however, that
(x) no holder of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such holder pursuant to such registration, and (y) the obligations of such holder of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder.

                  (c) Each party entitled to indemnification under this Section
2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnified Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         2.6 OTHER OBLIGATIONS. With a view to making available the benefits of certain rules and regulations of the Commission which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

                  (a) after its initial registration under the Securities Act, exercise reasonable efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

                  (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

                  (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following its initial registration under the Securities Act;

                  (d) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (e) furnish any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

         2.7 TERMINATION OF REGISTRATION RIGHTS. The right of any holder of Registrable Securities to request inclusion of Registrable Securities in any registration pursuant to this Article II shall terminate when (i) all Registrable Securities beneficially owned by such holder of Registrable Securities may immediately be sold under Rule 144(k), and (ii) the Company's Common Stock is listed on a national securities exchange or traded in The Nasdaq Stock Market; provided, however, that the provisions of this Section 2.7 shall not apply to any holder of Registrable Securities representing more than five percent (5%) of the Company's then-outstanding Common Stock.

                                  ARTICLE III
                  RESTRICTIONS ON TRANSFER OF MANAGEMENT STOCK

         3.1 RIGHTS OF FIRST REFUSAL. No shares of Management Stock or any interest therein may be transferred other than in compliance with the provisions of this Article III. If at any time a Management Holder receives a bona fide offer from any person (a "Third Party") to purchase shares of Common Stock held by such Management Holder (a "Third-Party Offer") which such Management Holder wishes to accept, such Management Holder shall cause such Third-Party Offer to be reduced to writing and shall notify the Company and each holder of Investor Stock of such Management Holder's desire to accept the Third-Party Offer. The Management Stockholder's notice (the "Sale Notice") shall contain an irrevocable offer to sell such Common Stock to the Company and/or the Investors at a purchase price equal to the price contained in, and on the same terms and conditions of, the Third-Party Offer and shall be accompanied by a copy of the Third-Party Offer (which shall identify the offeror); provided, however, the Company and the Investors may pay cash to the selling Management Holder equal in amount to the fair market value of any non-cash consideration offered by the Third Party in the Third-Party Offer. At any time within 10 business days after the date of receipt by the Company of the Sale Notice, the Company shall have the right to purchase the Common Stock covered by the Third-Party Offer at the same price and on the same terms and conditions as the Third-Party Offer. If, at the end of such 10-business day period, the Company has not elected to purchase all Common Stock covered by such Third-Party Notice, the Management Holder shall provide the Sale Notice to the Investors along with a statement as to the number of shares to be purchased by the Company (if any). Within 10 business days after receipt by the Investors of such Sale Notice, each Investor, by providing notice to the Management Holder, shall have the right to purchase that portion of the shares equal to the Investors Pro Rata Number of Shares (as defined below) at the same price and on the same terms and conditions as the Third-Party Offer. In the event any Investor does not exercise its right to purchase its respective Investors Pro Rata Number of Shares, the other Investors shall have the right to purchase such shares, and the purchase of such shares shall be allocated among the participating Investors pro rata in proportion to the Investor Stock held by such Investors, or in such other proportions as the participating Investors may agree upon. To the extent the Investors have not notified the selling Management Holder in writing of a desire to purchase all of the Common Stock as set forth herein, the selling Management Holder may within 90 days thereafter sell the remaining Management Stock covered by the Third-Party Offer to the Third Party on the terms set forth in the original Third-Party Offer. Any Management Stock covered by the Third Party Offer that is not so transferred during such 90-day period shall again be subject to this Section 3.1. The Company may assign its rights to purchase Management Stock pursuant to this Section 3.1 to one or more third parties subject only to compliance with applicable securities laws; provided, however, that the Company shall offer to assign such rights to the Investors pro rata prior to offering such rights to other persons. For purposes of this
Section 3.1, the "Investors Pro Rata Number of Shares" shall be equal to that number of shares of Common Stock derived by multiplying the total number of shares to be purchased by the Third Party as set forth in the Sale Notice by a fraction, the numerator of which is the total number of shares of Common Stock beneficially owned by such participating holder of Investor Stock and the denominator of which is the total number of shares beneficially owned by all holders of Common Stock, in each case, determined on an as converted basis.

         3.2 EXEMPT TRANSACTIONS. The restrictions set forth in this Article III shall not apply to transfers of Management Stock to a Permitted Transferee of the transferring Management Holder; provided, however, that such Permitted Transferee shall agree in writing to be bound by such restrictions in connection with subsequent transfers.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees, so long as any Registrable Securities are outstanding, as follows:

         4.1 BASIC FINANCIAL INFORMATION. The Company shall furnish the following reports to each holder of Registrable Securities:

                  (a) As soon as practicable after the end of each fiscal year of the Company and, in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flow of the Company and its Subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

                  (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company and, in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and an unaudited consolidated statement of income and cash flow of the Company and its Subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the chief financial officer of the Company (or the chief accounting officer if no chief financial officer is in place), except that such statements need not contain the notes required by generally accepted accounting principles.

         4.2 ADDITIONAL INFORMATION RIGHTS.

                  (a) The Company shall deliver the reports described below in this Section 4.2(b) to each holder of Registrable Securities owning at least ten percent (10%) of the fully-diluted Common Stock (a "Qualified Holder"):

                           (i) Annually (prior to the commencement of each
fiscal year of the Company) the operating budget and updated five year strategic plan of the Company, in such manner and form as approved by the Board of Directors of the Company.

                           (ii) Concurrently with delivery thereof, copies of
all reports and other written material submitted to the Board of Directors.

                  (b) Each Qualified Holder shall have full access during normal business hours and on reasonable notice to the Company to the books, records, properties and personnel of the Company.

                  (c) Each Qualified Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 4.2; provided, however, that an Investor shall not be prohibited from using any such information for the purpose of generating and delivering portfolio valuation information to its investors.

         4.3 PROMPT PAYMENT OF TAXES, ETC. The Company shall promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto;

and, provided further, however, that the Company shall pay, and shall cause its Subsidiaries to pay, all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore. The Company shall promptly pay or cause to be paid when due, in conformance with customary trade terms, all other obligations incident to the operations of the Company or its Subsidiaries, as the case may be.

         4.4 MAINTENANCE OF PROPERTIES AND LEASES. The Company shall keep its properties and those of its Subsidiaries, if any, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries shall at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company or such Subsidiaries.

         4.5 INSURANCE. The Company shall keep its assets and those of its Subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company shall maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         4.6 ACCOUNTS AND RECORDS. The Company and its Subsidiaries shall keep true records and books of account in which full, true and correct entries shall be made of all dealings or transactions in relation to their respective businesses and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

         4.7 INDEPENDENT ACCOUNTANTS. The Company shall retain a "Big Five" national accounting firm as its independent public accountants who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected are terminated, the Company shall promptly thereafter notify the holders of Investor Stock and shall request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company shall promptly thereafter engage another "Big Five" national accounting firm as its independent public accountants. In its notice to the holders of Investor Stock, the Company shall state whether the change of accounts was recommended or approved by the Board of Directors of the Company or any committee thereof.

         4.8 COMPLIANCE WITH LAWS. The Company and all its Subsidiaries shall duly observe and comply with all applicable laws and valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

         4.9 MAINTENANCE OF CORPORATE EXISTENCE, ETC. The Company shall maintain in full force and effect its corporate existence and shall cause all of its Subsidiaries, the existence of which is deemed by the Company as necessary to conduct its business, to maintain in full force and effect their respective corporate existence. The Company and its Subsidiaries shall maintain in full force and effect all rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by them and deemed by the Company or such Subsidiary to be necessary to the conduct of their business.

         4.10 LIMITED PREEMPTIVE RIGHTS.

                  (a) Except for the issuance of Common Stock or any securities containing options or rights to acquire any shares of Common Stock ("Equity Securities") (i) to the Company's employees pursuant to the Company's employee stock option plan, (ii) upon the conversion of the Series A Preferred Stock,
(iii) pursuant to a public offering registered under the Securities Act, (iv) pursuant to a merger, consolidation, acquisition or similar business combination approved by the Company's Board of Directors, (v) in connection with any stock split, stock dividend, or recapitalization, (vi) to a lender or equipment lessor in connection with any loan or lease financing transaction, or
(vii) in connection with strategic transactions involving the Company and other entities, (including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided, however, that such strategic transactions and the issuance of shares therein, have been approved by the Company's Board of Directors), if the Company authorizes the issuance or sale of any Equity Securities (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each of the holders of Stock its "pro rata portion" of 80% of such Equity Securities. A holder's "pro rata portion" shall equal the quotient determined by dividing (1) the number of shares of Stock held by each such holder by the (2) sum of the total number of shares of Stock held by all holders of Stock. Each holder of Stock shall be entitled to purchase such Equity Securities at the most favorable price and on the most favorable terms as such Equity Securities are to be offered to any other Persons. The purchase price for all Equity Securities offered to the holders of the Stock shall be payable in cash.

                  (b) In order to exercise its purchase rights hereunder, a holder of Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the Equity Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the Equity Securities offered to the holders of Common Stock are not fully subscribed by such holders, the remaining Equity Securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this Section 4.10, except that such holders must exercise their purchase rights within two days after receipt of such reoffer.

                  (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such Equity Securities which the holders of Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Equity Securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Stock pursuant to the terms of this paragraph.

         4.11 Additional Investor Rights. The Investors shall, in addition to the aforementioned rights, have further rights as required for the purpose of qualifying the Investors' ownership of Stock as a "venture capital investment" for purposes of the United States Department of Labor "plan assets" regulations, 29 C.F.R. Section 2510.3-101.

                                   ARTICLE V
                              CORPORATE GOVERNANCE

         5.1 BOARD OF DIRECTORS.

                  (a) Concurrently with the Closing and at all times thereafter, each Stockholder agrees to vote all securities of the Company over which such Stockholder has voting control and to take all other necessary or desirable actions within its control (whether as a stockholder, director or officer of the Company or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

                           (i) the Company shall have a Board of Directors
comprising no more than eight members;

                           (ii) the following persons shall be elected to the
Board of Directors:

                                    (A) Two representatives designated by the
holders of a majority of the outstanding Management Stock (the "Management Directors"); provided, however, that, until the next annual meeting of the Company's stockholders, Nicholas Kauser and David J. Leonard shall serve as the Management Directors;

                                    (B) Two representatives designated by
Telecom Partners II, LP (the "Telecom Directors"); provided, however, that, until the next annual meeting of the Company's stockholders, William J. Elsner and Stephen W. Schovee shall serve as the Telecom Directors;

                                    (C) One representative designated jointly
by Centennial Fund V, L.P., Centennial Entrepreneurs Fund V, L.P. and Centennial Holdings I, LLC (together, the "Centennial Entities," and such representative, the "Centennial Entities Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Steven C. Halstedt shall serve as the Centennial Entities Director;

                                    (D) One representative designated jointly
by Crescendo World Fund, L.L.C., Eagle Ventures WF, L.L.C., and Crescendo III, L.P. (together, the "Crescendo Entities," and such representative, the "Crescendo Entities Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Anthony Daffer shall serve as the Crescendo Entities Director; and

                                    (E) Two directors (the "Outside Directors")
approved by a Nominating Committee of the Board of Directors consisting of one of the Telecom Directors, the Centennial Entities Director, the Crescendo Entities Director and one of the Management Directors; provided, however, that, until the next annual meeting of the Company's stockholders, Robert F. McKenzie and Fred A. Vierra shall serve as the Outside Directors.

                           (iii) in the event that any director for any reason
ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a majority vote of the Stockholders entitled to elect such director as provided in this Section 5.1; and

                           (iv) if the Stockholders fail within sixty (60) days
of a directorship being vacated to designate a representative to fill such directorship pursuant to the terms of this Section 5.1, the election of such director shall be accomplished in accordance with the Company's certificate of incorporation and bylaws and applicable law.

                  (b) To the extent that any provision of the Company's certificate of incorporation or bylaws is inconsistent with the provisions of this Agreement, the Stockholders agree to take all actions necessary to effect such amendments to the certificate of incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement.

         5.2 MEETINGS OF THE BOARD. The Board of Directors shall meet at least six times each calendar year in accordance with an agreed-upon schedule.

         5.3 COMMITTEES. Promptly after the Closing, the Board of Directors shall establish audit, nominating and compensation committees and shall delegate to such committees those duties and powers as are customarily performed by committees of such type. The audit committee shall not include any of the Management Directors.

         5.4 REIMBURSEMENT OF EXPENSES. The reasonable travel expenses of each director incurred in attending or observing Board or committee meetings shall be reimbursed by the Company.

         5.5 CERTAIN APPROVALS. Without the approval of the holders of a majority of the Investor Stock, which shall not be unreasonably withheld, the Company shall not (i) engage any underwriter or placement agent for any public or private offering of securities other than an investment banking firm of recognized national reputation,

(ii) issue any stock or options to employees of the Company that are not subject to vesting and/or buy-back restrictions, or (iii) waive or accelerate any vesting or buy-back restrictions with respect to Management Stock.

                                   ARTICLE VI
                                 MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.3 ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement and the Purchase Agreement supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby (including, without limitation, the Seed Round Equity Subscription Agreement of WLL International, dated as of June 30, 1998, as amended or supplemented to the date hereof (the "Seed Round Agreement")) and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. In particular, the execution of this Agreement shall terminate all prior stockholders agreements and registration rights agreements, or any similar agreement to the foregoing, among any Investor and the Company, except for the Seed Round Agreement, which shall remain in full force and effect. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of a majority of the outstanding Investor Stock, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders. Notwithstanding the foregoing, additional Management Holders may be added as parties to this Agreement by the execution of a Joinder Agreement executed solely by the Company and the new Management Holders.

         6.4 SPECIFIC ENFORCEMENT. Any holder of Investor Stock shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach. The Company shall reimburse the holders of Investor Stock for all reasonable expenses incurred in securing the relief provided by this Section 6.4.

         6.5 SEVERABILITY. Unless otherwise expressly provided herein, a Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given:
(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 6400 South Fiddlers Green Circle, Suite 710, Englewood, CO 80111, Attention: President, with a copy to Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, CO 80202, Attention Michael S. Quinn, and to a Stockholder at the address reflected in the Company's stock ledger or at such other address as such Stockholder shall have furnished to the Company in writing.

         6.7 COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

         6.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Stockholder under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

         6.9 COMPLIANCE WITH PURCHASE AGREEMENT. The Investors' rights and privileges under this Agreement are conditioned on the Investors' continued compliance with their obligations under the Purchase Agreement. In the event of any breach by an Investor of its obligations under the Purchase Agreement, which breach shall remain uncured for 30 days, all of such Investor's rights under this Agreement shall terminate.

         6.10 TERMINATION. The provisions of this Agreement (other than Article II hereof) shall terminate upon consummation of a Qualified Public Offering. The provisions of Article II shall terminate on the seventh anniversary of the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Investors Agreement effective as of the day and year first above written.

                                    COMPANY:

                                    WLL INTERNATIONAL, INC.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    INVESTORS:

                                    TELECOM PARTNERS II, L.P.
                                       BY: TELECOM MANAGEMENT II, L.L.C.
                                       ITS: GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    CENTENNIAL FUND V, L.P.
                                       BY: CENTENNIAL HOLDINGS V, L.P.
                                       ITS: GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                       BY: CENTENNIAL HOLDINGS V, L.P.
                                       ITS: GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    CENTENNIAL HOLDINGS I, LLC
                                       BY: CENTENNIAL HOLDINGS, INC.
                                       ITS: SOLE MANAGER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    CRESCENDO WORLD FUND, LLC
                                       BY: CRESCENDO VENTURES WORLD FUND, LLC
                                       ITS: GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    CRESCENDO III, L.P.
                                       BY: CRESCENDO VENTURES III, LLC
                                       ITS: GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    EAGLE VENTURES WF, LLC

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    OTHER HOLDERS:


                                    ------------------------------------------
                                    David J. Leonard*

                                    ------------------------------------------
                                    Gregory P. Sadler*

                                    ------------------------------------------
                                    Fred A. Vierra

                                    ------------------------------------------
                                    Robert McKenzie

                                    ------------------------------------------
                                    C. James Frank

*Denotes Management Holder.

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT D

                              FORM OF LEGAL OPINION

                                                                       EXHIBIT D

                             FORM OF LEGAL OPINION



         We are of the opinion that:


         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business.

         2. The Company's authorized capital stock consists of (a) forty million (40,000,000) shares of Common Stock, of which three million two hundred fifty five thousand (3,355,000) shares are issued and outstanding, and (b) twenty million (20,000,000) shares of Preferred Stock of which ten million (10,000,000) shares have been designated as Series A Preferred Stock, none of which was outstanding prior to the Initial Closing (as such term is defined in the Purchase Agreement).

         3. All the shares of capital stock of the Company outstanding prior to the Initial Closing have been duly authorized, validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Series A Preferred Stock are as stated in the Certificate of Designation.

         4. Each of the Agreements has been duly authorized, validly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 2.5 of the Investors Agreement may be limited by applicable laws and public policy and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

         5. The Series A Preferred Stock has been duly authorized by the Company and, upon delivery to the Purchasers against payment therefor in accordance with the Purchase Agreement and the terms of the Series A Preferred Stock, the shares of Series A Preferred Stock will be validly issued, fully paid and nonassessable.

         6. The shares of Common Stock to be issued on conversion of the Series A Preferred Stock have been duly authorized and reserved for issuance by the Company and, when issued and delivered upon conversion of the Series A Preferred Stock in accordance with the Certificate of Incorporation, such shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

         7. The execution of the Agreements by the Company and the offer and sale of the Series A Preferred Stock pursuant to the Purchase Agreement (a) do not violate any provision of the Company's Certificate of Incorporation or Bylaws, and (b) do not violate or contravene (i) the laws of the State of Colorado, the General Corporation Law of the State of Delaware or any Federal law of the United States of America applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we have knowledge, the default, violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

                             WLL INTERNATIONAL, INC.


                         SECOND SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT

                                TABLE OF CONTENTS


1. Agreement To Sell And Purchase..........................................3

    1.1 Authorization of Shares ...........................................3

    1.2 Sale and Purchase .................................................3

2. Closing, Delivery And Payment...........................................3

    2.1 Closing ...........................................................3

    2.2 Certificates; Payment .............................................4

3. Representations And Warranties Of The Company...........................4

    3.1 Organization, Good Standing and Qualification .....................4

    3.2 Capitalization ....................................................4

    3.3 Authorization; Binding Obligations ................................4

    3.4 Consents and Approvals ............................................5

    3.5 No Violations .....................................................5

    3.6 Compliance with Laws ..............................................5

    3.7 Proprietary Rights ................................................5

    3.8 Actions Pending ...................................................5

    3.9 Material Contracts ................................................5

    3.10 Investments in United States Real Property Interests .............6

    3.11 Unrelated Business Taxable Income ................................6

    3.12 Use of Proceeds ..................................................6

    3.13 Not a Qualified Small Business ...................................6

4. Representations And Warranties Of The Purchasers........................6

    4.1 Requisite Power and Authority .....................................6

    4.2 Investment Representations ........................................6

        (1) Purchaser Bears Economic Risk .................................7



        (2) Acquisition for Own Account ...................................7

        (3) Purchaser Can Protect Its Interest ............................7

        (4) Accredited Investor ...........................................7

        (5) Company Information ...........................................7

        (6) Rule 144 ......................................................7

5. Conditions Precedent To Purchasers' Obligations.........................8

6. Miscellaneous...........................................................8

    6.1 Governing Law .....................................................8

    6.2 Survival ..........................................................8

    6.3 Successors and Assigns ............................................8

    6.4 Entire Agreement ..................................................8

    6.5 Specific Enforcement ..............................................9

    6.6 Severability ......................................................9

    6.7 Notices ...........................................................9

    6.8 Counterparts ......................................................9

    6.9 Broker's Fees .....................................................9

    6.10 Future Financings ................................................9

                             WLL INTERNATIONAL, INC.

               SECOND SERIES A PREFERRED STOCK PURCHASE AGREEMENT


         This Second Series A Preferred Stock Purchase Agreement (this "Agreement") is entered into as of May __, 1999, by and among WLL INTERNATIONAL, INC., a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "Purchasers" and individually a "Purchaser").

         WHEREAS, The parties hereto executed the Second Irrevocable Equity Contribution Agreement, dated as of April 16, 1999 (the "Second Irrevocable Equity Agreement"), pursuant to which the Purchasers agreed to subscribe for certain Shares (as defined below) in the event that Bidco was awarded the License (each as defined in the Second Irrevocable Equity Agreement); and

         WHEREAS, Bidco has been awarded the License;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE

         1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2.1 below), the Company shall have authorized the sale and issuance to the Purchasers of shares of its Series A Preferred Stock (the "Shares") having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Series A Convertible Preferred Stock dated and filed as of January 26, 1999, as amended by the Certificate of Increase dated and filed as of May __, 1999, attached hereto as Exhibit B (as amended, the "Certificate of Designation").

         1.2 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser severally and not jointly agrees to purchase from the Company, the aggregate number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of Three Dollars ($3.00) per Share (in cash, or in contributed services, as set forth on Exhibit A), at such time or times as determined by the Company pursuant to Section 2 below.

2.       CLOSING, DELIVERY AND PAYMENT

         2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 9:00 a.m. on May 7, 1999, at the offices of

Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, CO 80202 or at such other time or place as the Company and the Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date").

         2.2 Certificates; Payment. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by certified check or wire transfer of immediately available funds.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each Purchaser as of the date hereof, as follows:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and each of its subsidiaries has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares") and to carry out the other provisions of this Agreement.

         3.2 Capitalization. The authorized capital stock of the Company, immediately prior to the Closing Date, shall consist of (i) Forty Million (40,000,000) shares of Common Stock, Three Million Four Hundred Fifty Five Thousand (3,455,000) shares of which are issued and outstanding, and (ii) Twenty Million (20,000,000) shares of Preferred Stock, Fifteen Million (15,000,000) shares of which are designated Series A Preferred Stock, and Ten Million (10,000,000) shares of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Immediately prior to the Closing Date, there will be no outstanding options, warrants or other rights to purchase from the Company any of its securities. The Company has reserved 3,000,000 shares of its Common Stock for issuance pursuant to its 1998 Stock Option Plan.

         3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder, and for the authorization, sale, issuance and delivery of the Shares, has been taken or shall be taken prior to the Closing. When issued in compliance with the provisions of this Agreement and paid for by the Purchasers, the Shares will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, when issued upon conversion of the Series A Preferred Stock, will be validly issued, fully paid and nonassessable. This Agreement has been duly executed by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

         3.4 Consents and Approvals. No filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company or any subsidiary in connection with the consummation of the transactions contemplated hereby.

         3.5 No Violations. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder (i) does not and will not conflict with or violate any provision of the certificate of incorporation or bylaws of the Company or any subsidiary and (ii) does not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of,
(b) constitute a default under, (c) result in the creation of any encumbrance upon the capital stock or assets of the Company or any subsidiary pursuant to,
(d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company or any subsidiary is subject or by which any of its assets are bound except for such consents which have been obtained by the Company or such subsidiary, as the case may be.

         3.6 Compliance with Laws. The Company's and its subsidiaries' business has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, financial condition or prospects of the Company or such subsidiary, as the case may be.

         3.7 Proprietary Rights. The Company or any subsidiary has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company aware of any basis for the foregoing.

         3.8 Actions Pending. There is no action, suit or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company or any subsidiary or any of its respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal.

         3.9 Material Contracts. Except as set forth on Schedule 3.9, as of the date of this Agreement, the Company is not a party to (and is not otherwise bound by) any of the following: (i) any employment or consulting contract, (ii) any agreement providing for the issuance or repurchase of any securities of the Company, (iii) any agreement in respect of registration rights, preemptive rights, rights of first refusal, voting rights or other rights of security holders, (iv) any agreement evidencing or providing for any indebtedness for borrowed money, or (v) any other agreement that could reasonably be deemed material to the Company.

         3.10 Investments in United States Real Property Interests. The Company's capital stock does not, and the Company shall use its reasonable commercial effects to ensure that its capital stock will not, constitute a United States real property interest as that term is defined in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"). The preceding representation is based on a determination by the Company that the Company is not and has not been a United States real property holding corporation (as that term is defined in Section 897(c)(2) of the Code) ("USRPHC") during the five (5) year period preceding the date of this letter. From time to time, upon the request of any Purchaser, the Company shall make a determination as to its status as a USRPHC. If at any time in the future the Company should become a United States real property holding corporation, the Company shall, as promptly as possible, notify each Purchaser of such change in status.

         3.11 Unrelated Business Taxable Income. The Company shall use its reasonable commercial efforts to ensure that any gross income derived by the Purchasers from the Company shall be in the form of dividends, interest, capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded pursuant to Code Sections 512(b)(2) and 512(b)(3), respectively, in calculating unrelated business taxable income and only such dividends, interest, capital gains and losses, and rents and royalties that are not included under Section 512(b)(4) of the Code in calculating unrelated business taxable income.

         3.12 Use of Proceeds. The proceeds generated from the sale of the Shares will be used substantially by the Company to fund its share of Bidco's operational expenses.

         3.13 Not a Qualified Small Business. The Company does not qualify as a "Qualified Small Business" as defined in Section 1202(d) of the Code.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser severally and not jointly hereby represents and warrants to the Company, as of the date hereof, as follows:

         4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

         4.2 Investment Representations. Such Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement.

                  (1) Purchaser Bears Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

                  (2) Acquisition for Own Account. Such Purchaser is acquiring the Shares and the Conversion Shares for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

                  (3) Purchaser Can Protect Its Interest. Such Purchaser represents that, by reason of its or of its management's business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated by the Agreement.

                  (4) Accredited Investor. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (5) Company Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Such Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (6) Rule 144. Such Purchaser acknowledges and agrees that the Shares and the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

5.       CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS

         The obligation of each Purchaser to purchase and pay for the Shares to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

                           (A) the representations and warranties of the Company
contained in this Agreement shall be true and correct on and as of the Closing Date; and

                           (B) each Purchaser shall have received from Holland &
Hart LLP, counsel for the Company, an opinion, in substantially the form attached hereto as Exhibit C, dated as of the Closing Date.

6.       MISCELLANEOUS

         6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.4 Entire Agreement; Amendment and Waiver. This Agreement, the Exhibits and the other documents expressly delivered pursuant hereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto, including, without limitation, the Second Irrevocable Equity Agreement, relating to the matters contemplated hereby and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of a majority of the Shares held by the Purchasers, and any such amendment, waiver, discharge or termination shall be binding on all Purchasers.

         6.5 Specific Enforcement. Any Purchaser shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for its breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

         6.6 Severability. Unless otherwise expressly provided herein, a Purchaser's rights hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 6400 South Fiddlers Green Circle, Suite 710, Englewood, CO 80111, Attention:
President, with a copy to Holland & Hart LLP, 555 17th Street, Suite 3200, Denver, CO 80202, Attention: Michael S. Quinn, and to a Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         6.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

         6.9 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.9 being untrue.

         6.10 Future Financings. Nothing contained in this Agreement or any Purchaser's prior dealings with the Company shall be deemed to constitute a commitment on the part of any Purchaser to participate in any future financings by the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


                                     COMPANY:


                                     WLL INTERNATIONAL, INC.


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                     PURCHASERS:


                                     TELECOM PARTNERS II, L.P.
                                         BY:  TELECOM MANAGEMENT II, L.L.C.
                                         ITS: GENERAL PARTNER


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CENTENNIAL FUND V, L.P.
                                         BY:  CENTENNIAL HOLDINGS V, L.P.
                                         ITS: GENERAL PARTNER


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------



                                     CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                         BY:  CENTENNIAL HOLDINGS V, L.P.
                                         ITS: GENERAL PARTNER


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                     CENTENNIAL HOLDINGS I, LLC



                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CRESCENDO WORLD FUND, LLC
                                         BY:  CRESCENDO VENTURES WORLD
                                              FUND, LLC
                                         ITS: GENERAL PARTNER


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CRESCENDO III, L.P.
                                         BY:  CRESCENDO VENTURES III, LLC
                                         ITS: GENERAL PARTNER


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     EAGLE VENTURES WF, LLC


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------





                                     ------------------------------------------
                                     C. JAMES FRANK

                                     ------------------------------------------
                                     R. DWAYNE HOUSE



                                     ------------------------------------------
                                     NICOLAS KAUSER



                                     ------------------------------------------
                                     ROBERT MCKENZIE



                                     ------------------------------------------
                                     GREGORY P. SADLER



                                     ------------------------------------------
                                     FRED A. VIERRA



                                     ------------------------------------------
                                     DAVID J. LEONARD

                    SECOND SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



                                                                             AGGREGATE
                                                          NUMBER OF          PURCHASE
NAME AND ADDRESS                                           SHARES             PRICE
Telecom Partners II, L.P.                                 1,939,108          $  5,817,324
6400 S. Fiddlers Green Circle
Suite 720
Englewood, CO 80111
Phone: 303-874-1100
Fax: 303-874-1110

Centennial Fund V, L.P.                                   1,388,831          $  4,166,493
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Centennial Entrepreneurs Fund V, L.P.                        43,098          $    129,294
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Centennial Holdings I, LLC                                   57,275          $    171,825
1428 15th Street
Denver, CO 80202
Phone: 303-405-7500
Fax: 303-405-7575

Crescendo World Fund, L.L.C.                                457,649          $  1,372,947
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

                                                                           AGGREGATE
                                                         NUMBER OF         PURCHASE
NAME AND ADDRESS                                          SHARES            PRICE
Crescendo III, L.P.                                       959,128          $2,877,384
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

Eagle Ventures WF, LLC                                     21,916          $   65,748
800 LaSalle Avenue
Suite 2250
Minneapolis, MN 55402
Phone: 612-607-2800
Fax: 612-607-2801

David J. Leonard                                           18,615          $   55,845
6400 S. Fiddlers Green Circle
Suite 710
Englewood, CO 80111
Phone: 303-874-1120
Fax: 303-771-4109

Gregory P. Sadler                                           9,383          $   28,149
6400 S. Fiddlers Green Circle
Suite 710
Englewood, CO 80111
Phone: 303-874-1120
Fax: 303-771-4109

Fred A. Vierra                                             37,531          $  112,593
5619 DTC Parkway
Englewood, CO 80111
Phone: 303-267-5216
Fax: 303-267-6499

Robert McKenzie                                            18,766          $   56,298
1496 Bruce Creek Rd
Eagle, CO 81631
Phone: 970-328-7200
Fax: 970-328-7211


C. James Frank                                               1,862       Contribution of
9525 Northeast 26th St.                                               Services valued at
Bellevue, WA 98004                                                          $     5,586
Phone: 425-462-1831
Fax: 425-453-2653

Dwayne House                                                 9,307          $    27,921
6400 S. Fiddlers Green Circle
Suite 710
Englewood, CO 80111
Phone: 303-874-1120
Fax: 303-771-4109

Nicolas Kauser                                              37,531          $   112,593
6400 S. Fiddlers Green Circle
Suite 710
Englewood, CO 80111
Phone: 303-874-1120
Fax: 303-771-4109

TOTAL                                                    5,000,000          $15,000,000
                                                       -----------          -----------

                    SECOND SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT B

                             CERTIFICATE OF INCREASE

                            CERTIFICATE OF INCREASE
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                            WLL INTERNATIONAL, INC.


         WLL International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), hereby increases the number of designated shares of Series A Preferred Stock of the Corporation from 10,000,000 shares to 15,000,000 shares. The powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock are set forth in that certain Certificate of Designation of Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Series A Convertible Preferred Stock dated and filed as of January 26, 1999 (the "Certificate of Designation"). The Corporation DOES HEREBY CERTIFY:

         That pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting held on March 26, 1999, duly adopted the following resolutions:

         RESOLVED, that the number of designated shares of Series A Preferred Stock of the Corporation be, and it hereby is, increased from 10,000,000 shares to 15,000,000 shares, as set forth in this Certificate of Increase; and

         RESOLVED FURTHER, that the powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock shall remain as set forth in that certain Certificate of Designation of Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Series A Convertible Preferred Stock dated and filed as of January 26, 1999.

                                * * * * * * * *

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be signed and executed in its corporate name by David J. Leonard, its President, and attested to by Gregory P. Sadler, its Secretary, and its Corporate Seal to be affixed on this __th day of May, 1999.


                                      WLL INTERNATIONAL, INC.



                                      By:
                                         ----------------------------
                                         Name:  David J. Leonard
                                         Title:  President

Attest:



----------------------------------------
Name:  Gregory P. Sadler
Title:  Secretary

                    SECOND SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

                                                                       EXHIBIT C

                              FORM OF LEGAL OPINION

         We are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business.

         2. The Company's authorized capital stock consists of (a) forty million (40,000,000) shares of Common Stock, of which three million four hundred fifty five thousand (3,455,000) shares are issued and outstanding, and (b) twenty million (20,000,000) shares of Preferred Stock of which fifteen million (15,000,000) shares have been designated as Series A Preferred Stock, of which ten million (10,000,000) were issued and outstanding prior to the Closing (as such term is defined in the Purchase Agreement).

         3. All the shares of capital stock of the Company outstanding prior to the Closing have been duly authorized, validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Series A Preferred Stock are as stated in the Certificate of Designation.

         4. The Purchase Agreement has been duly authorized, validly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

         5. The Series A Preferred Stock has been duly authorized by the Company and, upon delivery to the Purchasers against payment therefor in accordance with the Purchase Agreement and the terms of the Series A Preferred Stock, the shares of Series A Preferred Stock will be validly issued, fully paid and nonassessable.

         6. The shares of Common Stock to be issued on conversion of the Series A Preferred Stock have been duly authorized and reserved for issuance by the Company and, when issued and delivered upon conversion of the Series A Preferred Stock in accordance with the Certificate of Incorporation, such shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

         7. The execution of the Purchase Agreement by the Company and the offer and sale of the Series A Preferred Stock pursuant to the Purchase Agreement (a) do not violate any provision of the Company's Certificate of Incorporation or Bylaws, and (b) do not violate or contravene (i) the laws of the State of Colorado, the General Corporation Law of the State of Delaware or any Federal law of the United States of America applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we have knowledge, the default, violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

                    SECOND SERIES A STOCK PURCHASE AGREEMENT

                                  SCHEDULE 3.9

                               MATERIAL CONTRACTS

1. Equity Subscription Agreement dated as of June 30, 1998 between the Company, Telecom Partners II, L.P. ("Telecom"), Centennial Fund V, L.P. ("Centennial Fund V"), Centennial Entrepreneurs Fund V, L.P.("Centennial Entrepreneurs Fund"), Centennial Holdings I, LLC ("Centennial Holdings I" and, together with Centennial Fund V and Centennial Entrepreneurs Fund, "Centennial"), IAI World Fund, L.L.C., Eagle Ventures WF, L.L.C. ("Eagle Ventures"), Fred A. Vierra, Robert McKenzie and Jim Frank, as amended.

2. Letter Agreement dated as of December 4, 1998 between the Company, Telecom, Centennial, Crescendo World Fund, L.L.C. ("Crescendo World Fund"), Eagle Ventures, Fred A. Vierra, Robert McKenzie, Jim Frank, David J. Leonard and Greg Sadler.

3. Memorandum of Understanding dated as of December 8, 1998 between the Company, Bell Canada International Inc., Taquari Participacoes S.A., SLI Wireless S.A., and QUALCOMM Incorporated.

4. Equity Subscription Agreement dated as of January 6, 1999 between the Company and Nicolas Kauser

5. Series A Preferred Stock Purchase Agreement dated as of January 26, 1999 between the Company, Telecom, Centennial and Crescendo.

6. Investors Agreement dated as of January 26, 1999 between the Company, Telecom, Centennial, Crescendo World Fund, Eagle Ventures, Crescendo III, L.P. ("Crescendo III" and, together with Crescendo World Fund and Eagle Ventures, "Crescendo"), David J. Leonard, Gregory P. Sadler, Fred
         A. Vierra, Robert McKenzie and C. James Frank.

7. Shareholders Agreement dated as of February 4, 1999 between Taquari Participacoes S.A., SLI Wireless S.A., Qualcomm do Brasil S.A., Bell Canada International (Brazil telecom I) Limited, WLL Brasil Holdings Ltda. and Canbra Holding S.A.

8. Equity Subscription Agreement dated as of February 12, 1999 between the Company and David Leonard.

9. Equity Subscription Agreement dated as of February 12, 1999 between the Company and REINCO Corp.

10. Equity Subscription Agreement dated as of February 12, 1999 between the Company and Dwayne House.

11. Memorandum of Understanding, dated as of March 15, 1999, between the Company, Bell Canada International Inc., SLI Wireless S.A., and QUALCOMM Incorporated.

12. Letter Agreements dated as of March 31, 1999 between the Company, Telecom, Centennial, Crescendo, REINCO Corp., C. James Frank, Dwayne House, Nicolas Kauser, David J. Leonard, Robert McKenzie, Gregory P. Sadler and Fred A. Vierra.

13. Second Irrevocable Equity Contribution Agreement dated as of April 16, 1999 between the Company, Telecom, Crescendo, Centennial, David J. Leonard, Gregory P. Sadler, Fred A. Vierra, Robert McKenzie, C. James Frank, R. Dwayne House and Nicolas Kauser.

14. Management Rights Agreement dated as of April 27, 1999 between the Company and Telecom.



                                       19